UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 24, 2021

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

930 W 7th Ave, Suite A

Denver, Colorado 80204

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (303) 386-4796

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2021, GrowGeneration Corp. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) through remote communication. The matters listed below were submitted to a vote of the shareholders. 69.59% of the Company’s outstanding shares of common stock as of April 21, 2021, the record date, have voted either in person or via proxy. Each proposal voted upon at the Annual Meeting was passed by the votes set forth:

(1) To elect five directors to the Board of Directors of the Company to serve until the Company’s 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Name of Nominee	FOR	% VOTED FOR	WITHHELD	% VOTED WITHHELD
Michael Salaman	26,600,172	97.13%	786,555	2.87%
Darren Lampert	27,002,275	98.60%	384,452	1.40%
Stephen Aiello	16,432,139	60.00%	10,954,588	40.00%
Sean Stiefel	27,134,040	99.08%	252,687	0.92%
Paul Ciasullo	20,286,637	74.07%	7,100,090	25.93%

(2) To approve and ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm to audit the Company’s financial statements as of December 31, 2021 and for the fiscal year then ending.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
TOTAL SHARES VOTED	40,470,208	98,805	92,825	-

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On June 25, 2021, management of the Company published a press release announcing the results of the Annual Meeting.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2021	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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